                                                       Exhibit No. EX-99.7(a)(1)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                           (Effective ________, 2003)

Name of Fund
------------
Gartmore GVIT Total Return Fund (to be renamed Gartmore GVIT Nationwide Fund effective April 28, 2003)
Gartmore GVIT Growth Fund (formerly Capital Appreciation Fund)
Gartmore GVIT Government Bond (formerly Government Bond Fund)
Gartmore GVIT Money Market Fund (formerly Money Market Fund)
Gartmore GVIT Money Market Fund II (formerly Money Market Fund II)
GVIT Small Company Fund (formerly Nationwide Small Company Fund)
J.P. Morgan GVIT Balanced Fund (formerly J.P. Morgan NSAT Balanced Fund) Comstock GVIT Value Fund (formerly Federated NSAT Equity Income Fund and
   Federated GVIT Equity Income Fund)
Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global 50 Fund) Federated GVIT High Income Bond Fund (formerly Federated NSAT High Income Fund) MAS GVIT Multi Sector Bond Fund (formerly MAS NSAT Multi Sector Bond Fund)
   (to be renamed Van Kampen GVIT Multi Sector Bond Fund effective April 28,
   2003)
GVIT Small Cap Value Fund (formerly Nationwide Small Cap Value Fund)
Dreyfus GVIT Mid Cap Index Fund (formerly Dreyfus NSAT Mid Cap Index Fund)
GVIT Small Cap Growth Fund (formerly Nationwide Small Cap Growth Fund) Nationwide GVIT Strategic Value Fund (formerly Nationwide Strategic Value Fund) Strong GVIT Mid Cap Growth Fund (formerly Strong NSAT Mid Cap Growth Fund) (to be renamed Gartmore GVIT Mid Cap Growth Fund upon completion of reorganization)
Turner GVIT Growth Focus Fund (formerly Turner NSAT Growth Focus Fund)
Gartmore GVIT Global Technology and Communications Fund (formerly Gartmore GVIT
   Global Technology and Communications Fund)
Gartmore GVIT Global Health Sciences Fund (formerly Gartmore NSAT Global Health
   Sciences Fund)
Gartmore GVIT Emerging Markets Fund (formerly Gartmore NSAT Emerging Markets
   Fund)
Gartmore GVIT International Growth Fund (formerly Gartmore NSAT International
   Growth Fund)
Gartmore GVIT Global Leaders Fund
Gartmore GVIT European Leaders Fund
Gartmore GVIT Global Small Companies Fund (formerly Gartmore GVIT Global Small
   Companies Fund)
Gartmore GVIT OTC Fund (formerly Gartmore NSAT OTC Fund)
Gartmore GVIT Asia Pacific Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund (formerly Gartmore GVIT U.S. Leaders
   Fund)
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
Gartmore GVIT Investor Destinations Aggressive Fund (formerly NSAT Investor
   Destinations Aggressive Fund)
Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly NSAT
   Investor Destinations Moderately Aggressive Fund)

                                   Schedule A
                             Underwriting Agreement
                  between Gartmore Variable Insurance Trust and
                      Gartmore Distribution Services, Inc.
                          (Effective __________, 2003)
                                     Page 2

Name of Fund
------------

Gartmore GVIT Investor Destinations Moderate Fund (formerly NSAT Investor
   Destinations Moderate Fund)
Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT
   Investor Destinations Moderately Conservative Fund)
Gartmore GVIT Investor Destinations Conservative Fund (formerly NSAT Investor
   Destinations Conservative Fund)
Gartmore GVIT Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund) Gartmore GVIT Micro Cap Equity Fund
Dreyfus GVIT International Value Fund
GVIT Equity 500 Index Fund
Gartmore GVIT Developing Markets Fund
Gartmore GVIT Nationwide Principal Protected Fund

                                            GARTMORE VARIABLE INSURANCE TRUST


                                            By:
                                                ----------------------------

                                            Name:
                                                  --------------------------

                                            Title:
                                                   -------------------------


                                            GARTMORE DISTRIBUTION SERVICES, INC.


                                            By:
                                                ----------------------------

                                            Name:
                                                  --------------------------

                                            Title:
                                                   -------------------------